UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 11, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

N/A
(Former Name or Former Address, if Changed Since Last Report)
100 Lakeside Drive, Suite 100, Horsham, Pennsylvania  19044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
On December 11, 2018 STRATA Skin Sciences, Inc. (the “Company”) announced that it has reached agreement with an internationally acclaimed health institution regarding U.S. Patent 6,979,327 (the “327” patent) and U.S. Patent 7,261,729 B2 for the “Treatment of Vitiligo.” The agreement clarifies STRATA's exclusive license to develop, make, use, sell, offer for sale, import as well as defend the patents.
In connection with this event, the Company issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits

Exhibit No.          Exhibit Description
99.1          Press Release dated December 11, 2018

Exhibit Index

Exhibit No.          Exhibit Description
99.1          Press Release dated December 11, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.
By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer

Date:  December 11, 2018